                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) - March 28, 1997



                          J. C. PENNEY COMPANY, INC.
            (Exact name of registrant as specified in its charter)



         Delaware                        1-777                    13-5583779
(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)               File No.)             Identification No.)

6501 Legacy Drive
Plano, Texas                                                      75024-3698

(Address of principal                                             (Zip code)
 executive offices)

Registrant's telephone number, including area code:     (972) 431-1000

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

     (c)  Exhibits.

          99 Excerpt from J. C. Penney Company, Inc. 1996 Annual Report to Stockholders.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    J. C. PENNEY COMPANY, INC.


                                    /s/ R. B. Cavanaugh
                                    ------------------------------------------
                                    R. B. Cavanaugh
                                    Vice President and Treasurer

Date:  March 28, 1997

                                 Exhibit Index


Exhibit
Number         Description
------         -----------

 99            Excerpt from J. C. Penney Company, Inc. 1996 Annual Report to
               Stockholders.